Exhibit 10.3

                           COMMERCIAL LEASE ASSIGNMENT

This Commercial Lease Assignment is entered into by Discount Auto Sales, Inc. (hereafter "Assignor") of the leased premises, and Intelligent Motor Cars, Inc. (hereafter "Assignee) of the leased premises, and is executed this the 30 day of July, 2003.

For the valuable consideration described below, the sufficiency of which is hereby acknowledged, Landlord, Assignor and Assignee do hereby covenant, contract and agree as follows:

1. OPERATIVE LEASE AGREEMENT: The Lease Agreement being assigned by Discount Auto Sales, Inc. to Assignee via this Commercial Lease Assignment was made the 27th day of December, 2002 and signed by Landlord and Discount Auto Sales, Inc on the 3rd day of January, 2003, and is incorporated herein by reference or attachment hereto. The leased premises described in said Commercial Lease Assignment are identified and addressed as follows:
All of 1600 W. Sunrise Blvd Fort Lauderdale, FL 33311

2. ASSIGNMENT OF INTEREST: Discount Auto Sales, Inc hereby assigns all of their rights, obligations and interest in the leased premises under the Assignor's Lease Agreement with Landlord, to Assignee, who hereby assumes those rights, obligations and interests, including payment of rent under the operative Lease Agreement with Landlord, beginning on the 1 day of August, 2003. Assignee rent to Landlord shall start on August 1, 2003. The Assignee has entered into this assignment of lease and underlying lease as if the Assignee were the original tenant under the lease.

3. SECURITY PAYMENTS: Assignee shall keep all interest in the security deposits given to the Landlord by Discount Auto Sales, Inc. Assignee shall pay to Discount Auto Sales, Inc. the sum of $10,600.00. Payments to be made at the signing of the document.

4. INDEMNITY: Assignee hereby agrees to unconditionally hold harmless and indemnify Discount Auto Sales, Inc. for any action, or claim of any nature whatsoever against the Discount Auto Sales, Inc. and Joseph Camino, Kathleen Camino, Ronald Citrin relating to this assignment of lease and to the underlying lease agreement.

In the event Assignee, assigns or sublets any or all of the property or underlying lease shall not relieve the Assignee of its obligation to the assignor under this assignment of lease or underlying lease.

5. ATTORNEYS' FEE: In the event that the Assignor Discount Auto Sales, Inc. and Joseph Camino, Kathleen Camino, Ronald Citrin is required to retain the services of an attorney or incur any expenses with regards to the enforcement of this assignment or assignees obligations under the underlying lease, Assignee agree to pay for all reasonable costs, disbursements and attorney fees incurred by Discount Auto Sales, Inc. and Joseph Camino, Kathleen Camino, Ronald Citrin

6. Assignee is signing this assignment both as corporate officer and personally guarantee this assignment and underlying lease.

Date 8-1-01        /s/ Ronald Citrin   ASSIGNOR
                   ------------------------------
                       Ronald Citrin, President, - Discount Auto Sales, Inc.

On 8/1/03 Personally appeared Ronald Citrin he or she did___did not___take an oath and say that they signed this agreement.

County of Broward Florida
Known to me _produced identification      [notary stamp]
My commission expires:     11/2/04
Notary Public State of Florida      /s/ illegible
                                    -------------

The following are signing this assignment of lease and underlying lease as corporate officer and personally guarantee the entire assignment of lease and underlying lease agreements.


Date 7/31/03         /s/ Jerald Scalvo          ASSIGNEE
                     -----------------
                         Jerald Scalvo                      [notary stamp]
                         Intelligent Motor Cars, Inc.


On 8/1/03 Personally appeared Jerald Scalvo he or she did___did not___take an oath and say that they signed this agreement.

County of Broward Florida
Known to me____ produced identification
My commission expires:   11/2/04
Notary Public State of Florida  /s/ illegible
                                -------------

The landlord herby consents to this assignment of lease without the release of the assignor

The landlord hereby agrees to modify Section 2.5 of the underlying lease that states that "the tenant shall have 60 days to vacate the property" to "The tenant shall have 120 days to vacate the property."

The assignee/tenant Intelligent Motor Cars shall perform a minimum of $10,000.00 in renovations to the building. The landlord agrees that if said renovations are performed by the tenant, and the tenant is not in default of payment of rent then the landlord agrees that in exchange for the said renovations the tenant shall not have to pay February 2004 rent. Tenant shall be required to pay property and sales tax for the month of February 2004.

Date 7/31/03               /s/ Gordon Marsh   LANDLORD
                           ----------------------------
                           Gordon Marsh, President
                           Wall Street Properties

On 7/31/03 Personally appeared Gordon J. Marsh Sr he or she did____ did not___take an oath and say that they signed this agreement


County of Broward Florida                        /s/ illegible
Known to me x produced
identification                     [NOTARY STAMP}
My commission expires:
Notary Public State of Florida